Life On Earth, Inc. CEO Updates Shareholders

NEW YORK, New York- June 19, 2019- Life On Earth, Inc.. (OTCQB: LFER) (the “Company”), has released its latest CEO’s Letter to Shareholders. Below are some of the highlights:

During Fiscal 2019, Life On Earth, Inc. (LFER), discloses the following highlights:

(1)	The Company announces the challenges in the last quarter in its transition from auditors and the reasons for the delay in its latest 10Q.
(2)	The Company gives updates on the transition from a distribution platform of third party brands to a full-fledged Consumer Packaged Goods (CPG) company in the beverage category.
(3)	The current status and updates to its upcoming lineup of new products under the JUST CHILL brand.
(4)	The status of upgrades to the Victoria’s Kitchen and Gran Nevada Mio line.
(5)	The company discloses the current status of previously announced acquisitions.
(6)	The Company announces its plans in any future acquisitions that will complement its core beverage business.

The management of LFER states, in the new Shareholders’ Update, that they are nearly through the restructuring phase in which its core business- of only marketing, selling and distributing its own brands will be its focus going forward. The Company also announces that any future acquisitions will be done so if the brands it is acquiring will help speed the company towards a positive EBIDTA milestone.

For more information, please read the 8K filed with the SEC on June 19, 2019 or download the Shareholders’ Update Letter at https://www.lifeonearthinc.com/pages/investor-relations

About Life On Earth, Inc.

Life on Earth, Inc. is a lifestyle beverage company focused on growing its portfolio of brands in the all-natural, innovative, healthier and “better for you” beverage market. The Company sells its products throughout the United States with third-party distributors, wholesalers and retailers. The Company owns, markets and distributes proprietary beverage brands, including:

•	Just Chill® – www.drinkjustchill.com
•	Victoria’s Kitchen™ - www.drinkvictoriaskitchen.com
•	Gran Nevada Mio™ - www.lifeonearthinc.com/pages/grannevadamio

For more information, please visit our corporate website - www.lifeonearthinc.com

Investors and corporate inquiries, please contact: info@lifeonearthinc.com | (646) 844- 9897

Safe Harbor Act

Forward-Looking Statements: This release contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or current expectations of Life on Earth, Inc. its directors or its officers with respect to, among other things: (i) financing plans; (ii) trends affecting its financial condition or results of operations; (iii) growth strategy and operating strategy.  The words “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements including those relating to the Company’s financing being adequate for the Company to place its products in retail stores, execute its acquisition strategy, and to launch its growth and expansion plans, among others, are not guarantees of future performance and involve risks and uncertainties, many of which are beyond Life on Earth, Inc.’s ability to control, and actual results may differ materially from those projected in the forward-looking statements as a result of various factors.  No information in this press release should be construed in any way whatsoever as an indication of Life on Earth, Inc.’s future revenues, financial performance or stock price.   More information about the potential factors that could affect the business and financial results is and will be included in Life on Earth, Inc.’s filings with the Securities and Exchange Commission at www.sec.gov.